Exhibit 10.65

FOURTH AMENDMENT TO

MASTER TIMBER MANAGEMENT AGREEMENT

(Western Operations)

                THIS FOURTH AMENDMENT (the “Amendment”) is dated as of the 8th day of January, 2002, by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given therefor in that certain Master Timber Management Agreement (Western Operations) effective as of January 1, 1998, as amended by the agreements listed on Exhibit A hereto (herein collectively the “Master Agreement”).

                WHEREAS, the parties hereto are parties to the Master Agreement, and

                WHEREAS, the parties wish to amend the Master Agreement, all as set forth herein,

                NOW, THEREFORE, the parties hereby agree as follows:

                1.             Extension of Term.  The term of the Master Agreement is hereby extended for an additional one (1) year period commencing January 1, 2002 and continuing through and including December 31, 2002.

                2.             Property Management Service Fee.  Exhibit 2A of the Master Agreement is hereby replaced by Exhibit 2A to this Amendment.  This replacement is effective as of January 1, 2002.

                3.             Non-Compete.  The fifth paragraph of Section 5.02 is hereby deleted in its entirety and the following is inserted in its stead:

                “The provisions of this Section 5.02 shall survive termination of this Master Agreement for a period of:

                (i) twenty-four calendar months with respect to each Plan and Endowment that is invested in an Ultimate Client Portfolio managed by Client, as of the date of termination or expiration of this Master Agreement, provided however that the restrictions contained in subclause (c) of the first paragraph of this Section 5.02 shall not continue to apply from and after the termination or expiration of this Master Agreement with respect to timberland properties in the states of Washington, Oregon, California, Idaho and Montana owned or managed by CalPERS and

                (ii) twelve calendar months with respect to any other Plan or Endowment (“Other Plan or Endowment”), provided however that the restrictions contained in subclause (c) of the first paragraph of this Section 5.02 shall not continue to apply from and after the termination or expiration of this Master Agreement with respect to timberland properties in the Continental United States or Canada owned or managed by any Other Plan or Endowment.”

                4.             Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their properly authorized officers on the date first above written.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation		OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company

By:	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]	By:	/s/ David L. Nunes
	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]		David L. Nunes President and Chief Executive Officer
Vice President

EXHIBIT A

TO FOURTH AMENDMENT

List of Amendments to Master Agreement

Amendments to Master Agreement

1.             Letter Agreement dated November 24, 1998

2.             First Amendment dated July 26, 1999

3.             Second Amendment dated February 9, 2000

4.             Third Amendment dated  December 1, 2000

Work Authorizations

1.             Number “AB-3” for Wishkah property dated May 1, 2000

2.             Number OPA 9901 dated October 15, 1999

3.             Number OPA 9902 dated October 15, 1999

4.             Number OPA 0001 dated January 17, 2000

5.             Number OPA 0002 dated May 11, 2000

6.             Number OPA 0003 dated March 31, 2000

7.             Number W2 dated August 11, 1999

8.             Number W3 dated September 27, 1999

9.             Number VE-00-01 pending approval

10.           Number VE-00-2 pending approval

EXHIBIT 2A

TO FOURTH AMENDMENT

Property Management Service Fees

States	Property	Acres Under Management (as of 10/1/01)	2001 Rate $/Acre Fee	2002 Rate $/Acre Fee
California	McCloud	39,208	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Oregon	Coates	6,406
Oregon	Wilark	7,770
Oregon	Nicolai	5,524
Oregon	Deer Creek	13,133
Oregon	St. Helens	4,734
Oregon	Scappoose	10,906
Oregon	Pebble Creek	15,203
Oregon	Wilson River	13,372
Oregon	Umpqua	17,218
Washington	Gold Bar	4,538
Washington	Monroe	2,021
Washington	Skykomish	4,238
Washington	Wishkah	19

Total		144,290